UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2024

ATERIAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	81-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Springfield Avenue, Suite 200
Summit, New Jersey 07901
(Address of Principal Executive Offices) (Zip Code)

(347) 676-1681
Registrant’s telephone number, including area code

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, $0.0001 Par Value	ATER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Engagement of Advisor to Senior Management

On August 16, 2024, Mr. William Kurtz and the Company entered into an Advisor Agreement effective August 1, 2024 (the “Advisor Agreement”), pursuant to which Mr. Kurtz shall act as an advisor to senior management of the Company. The initial term of the Advisor Agreement shall be six months and, subject to the agreement of the Company and Mr. Kurtz, may be extended for an additional six month period. Mr. Kurtz will be paid $8,750 per month for his services pursuant to the Advisor Agreement.

The foregoing description of the Advisor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Advisor Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 16, 2024, Aterian, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 4,092,148 shares of the Company’s common stock, or 47.7% %, of the Company’s issued and outstanding shares of common stock as of June 21, 2024, the record date for the Annual Meeting, were represented online or by proxy.

At the Annual Meeting, the Company’s stockholders considered two proposals, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on July 5, 2024.

Set forth below is a brief description of the matters voted upon at the Annual Meeting and the voting results with respect to such matters.

Proposal No. 1: To approve the election of Susan Lattmann as a Class II Director to serve until our 2027 Annual Meeting of Stockholders.

Nominee	For	Withheld	Broker Non-votes
Susan Lattmann	1,524,493	605,968	1,961,687

Proposal No. 2: To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Withheld	Broker Non-votes
3,969,947	89,601	32,600	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Advisor Agreement, dated August 16, 2024, by and between Aterian, Inc. and William Kurtz.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2024	ATERIAN, INC.

	By:	/s/ Arturo Rodriguez
Arturo Rodriguez
Chief Executive Officer